SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                   July 30, 1997





                        Willis Lease Finance Corporation
             (Exact name of registrant as specified in its charter)



           CALIFORNIA              0-28774                            68-0070656
(State or other jurisdiction     (Commission                    (I.R.S. employer
of incorporation)                file number)                identification no.)


     180 Harbor Drive, Suite 200                                      94965-2846
            Sausalito, CA                                             (Zip code)
(Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 331-5281

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ITEM 5.  Other Events.

         A copy of Willis Lease Finance Corporation's (the "Company") press release dated July 30, 1997, announcing the hiring of Donald A. Nunemaker as Executive Vice President and Chief Administrative Officer, is filed as an exhibit to this Current Report on Form 8-K.

         Also attached is a copy of the Company's press release dated July 31, 1997, announcing its second quarter financial results, filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.  Financial Statements, Proforma Financial Information and Exhibits.

        (c) Exhibits.

            Exhibit 99.1 Press Release dated July 30, 1997.

            Exhibit 99.2 Press Release dated July 31, 1997.


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


                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Willis Lease Finance Corporation



Dated:     August 4, 1997                 By /s/ Elliot M. Fischer
                                             ---------------------
                                             Elliot M. Fischer
                                             Chief Financial Officer and
                                             Controller (Principal Financial and
                                             Accounting Officer)

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